UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2016

MAGICJACK VOCALTEC LTD.
(Exact name of registrant as specified in its charter)

Israel	000-27648
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

12 BENNY GAON STREET, BUILDING 2B
POLEG INDUSTRIAL AREA, NETANYA, ISRAEL 42504
(Address of principal executive offices, including zip code)

Telephone: (561) 749-2255
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On March 15, 2016, magicJack VocalTec Ltd. (the "Company") entered into an Asset Purchase Agreement, dated as of March 15, 2016 (the "Agreement") with Todd A. Correll, Thomas J. Tharrington (Messrs. Correll and Tharrington are collectively referred to as the "Seller Shareholders"), North American Telecommunications Corporation (the "Seller" and collectively with the "Seller Shareholders," referred to as the "Seller Parties"), and magicJack Business Subsidiary, Inc. (the "Purchaser").  The Agreement provides that, upon the terms and subject to the conditions set forth in the Agreement, the Purchaser will acquire all of the Seller's assets, properties and rights of whatever kind, tangible and intangible, other than the excluded assets and excluded liabilities under the terms of the Agreement.

The Agreement provides that the Company will acquire substantially all of the assets of the Seller in exchange for approximately $38 million in cash, plus unregistered ordinary shares of the Company worth $1.8 million, subject to certain adjustments, including an adjustment for working capital and indebtedness.  The Agreement also provides for an additional contingent payment of up to $200,000 to the Seller Shareholders in the event that certain two individuals currently employed by the Seller either fail to accept the Company's employment offer within thirty days after the completion of the acquisition or fail to remain employed by the Company through December 15, 2016 (the contingent payment is $100,000 in the event that one of the two individuals fails to accept such employment offer).  Lastly, the Seller Shareholders have the opportunity to receive an additional payment equal to $2.0 million if the acquired assets generate 2016 revenues equal to or exceeding $15.6 million (the "Earnout Payment"). The Earnout Payment will not exceed $2.0 million.

The terms of the Agreement provide for the Purchaser to place $3.0 million of the cash consideration at the closing in escrow with the escrow agent.  The purpose of the escrow is to cover any indemnification claims by the Company against the Seller Parties.  Under the terms of the Agreement, the Seller Parties are not liable to the Purchaser and its affiliates until the aggregate amount of all losses in respect of indemnification exceeds $400,000 (the "Basket") and in such case the Seller Parties shall be liable only for all losses in excess of the Basket up to a cap of $3.0 million and excluding any individual loss that is less than or equal to $7,500.  Certain fundamental representations and warranties, the post-closing covenants and certain other specified obligations of the Seller Parties are outside of the Basket, cap and individual loss limitations.  The Purchaser was also required to place the Earnout Payment at the closing in escrow.

Each of the Purchaser, the Seller and Seller Shareholders has provided customary representations, warranties and covenants in the Agreement.  The completion of the acquisition was subject to various closing conditions, including but not limited to (a) the absence of any temporary restraining order, preliminary or permanent injunction, or other order or legal proceeding prohibiting or preventing the transactions contemplated by the Agreement, (b) performance in all respects by each party of its covenants and agreements, and (c) the delivery by the Seller Parties of all required consents.

The Agreement contains certain termination rights for both the Purchaser and the Seller.  Both the Purchaser and the Seller had the right to terminate the Agreement if the closing had not occurred on or prior to June 30, 2016.

A copy of the press release announcing the transaction is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 17, 2016, the Company completed its previously announced acquisition of substantially all of the assets of Broadsmart upon the terms and conditions of the Agreement described above in Item 1.01 of this Current Report on Form 8-K.  The information reported in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference to this Item.

The Company issued 233,402 shares of the Company's ordinary shares to the Seller in satisfaction of the stock consideration provided in the Agreement.  The Company also granted stock options to each of the Seller Shareholders to purchase 500,000 shares of the Company's ordinary shares in conjunction with each of them entering into an employment agreement with the Purchaser.  The stock options shall vest as follows: 50% vest in even annual increments over the next three-year period if the Seller Shareholders remain employed with the Purchaser as of each respective vesting date, and 50% vest over the next three-year period if the Purchaser achieves designated revenue and EBITDA targets. The options were issued to the Seller Shareholders outside of the Company's 2013 Stock Incentive Plan as an inducement award in accordance with NASDAQ Stock Market Rule 5635(c)(4).  The Company's ordinary shares and the options were issued in reliance upon an exemption from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof.

A copy of the Company's press release, dated March 17, 2016, announcing the completion of the acquisition of substantially all of the assets of Broadsmart is attached hereto as Exhibit 99.2.

Item 2.02. Result of Operations and Financial Condition

On March 15, 2016, the Company issued a press release announcing its financial results for the three and twelve months ended December 31, 2015. A copy of the press release is furnished herewith as Exhibit 99.3.  The Company held a conference call on March 15, 2016 to discuss these financial results, a transcript of which is furnished herewith as Exhibit 99.4.

In its press release, the Company included non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission.  The press release sets forth the reasons the Company believes that presentation of the non-GAAP financial measures provides useful information to investors regarding the Company's financial condition and results of operations.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is also included in the press release.

The information in this Item 2.02 (including Exhibit 99.3 and Exhibit 99.4) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 3 – Securities and Trading Markets

Item 3.02                      Unregistered Sales of Equity Securities

The information reported in Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference to this Item.

Section 8 – Other Events

Item 8.01.  Other Events

On March 17, 2016, magicJack Business Subsidiary, Inc. ("MBS"), a subsidiary of the Company, entered into an Executive Employment Agreement with Mr. Todd A. Correll, effective as of March 17, 2016.  In connection with entering into the Executive Employment Agreement, Mr. Correll was awarded stock options pursuant to the terms of a Stock Option Agreement.

The following is a summary of the employment terms and compensation arrangements for Mr. Correll:

Effective Date	March 17, 2016
Position	Chief Executive Officer of MBS
Annual Base Salary	$300,000
Annual Bonus
Annual Target Bonus Amount: the greater of (i) $150,000 or (ii) 50% of the then effective annual base salary (subject to review each calendar year and possible increase in the sole discretion of the Board)

Annual Bonus Range Expressed as a Percentage of the Target Bonus Amount:  35% threshold and 200% maximum

Bonus Milestones:
50% based on Revenue—80% threshold/120% maximum
50% based on EBITDA—80% threshold/120% maximum

If Company financial statements are restated for a period during which an annual bonus has been paid, Mr. Correll shall pay to the Company the difference between the annual bonus in question and the recalculated bonus amount.

Long-Term Incentive Compensation
Stock Options:
Covered Shares:                   500,000 Ordinary Shares
Exercise Price:                       $7.18
Vesting:
        •     50% vest in even annual increments over the nextthree-year period if Mr. Correll remainsemployedwith the Purchaser as of each respective vesting date;and
        •     50% vest in even annual increments over the next three-year period if MBS achieves designated revenue and EBITDA targets.

Accelerated vesting as follows:

•      Full acceleration upon Change of Control or termination by reason of disability or death
•      If termination by the Company without "Cause" or by Mr. Correll for "Good Reason," award is vested pro-rata as to a number of Covered Shares equal to (a) total number of Covered Shares multiplied by (b)(i) the number of days elapsed between March 17, 2016 and the termination date, plus (ii) ninety days, divided by (c) one thousand ninety-five (1,095) days.
•      No acceleration of vesting for termination of employment by Company for "Cause" or voluntary termination of employment by
        Mr. Correll without "Good Reason."

Severance
If termination by the Company without "Cause" or by Mr. Correll for "Good Reason," severance is equal to one times (1x) base salary + target bonus (the "Termination Payment").

If termination by the Company without "Cause" or by Mr. Correll for "Good Reason" and termination occurs in connection with or within six (6) months of a "Change of Control", severance is equal to three times (3x) base salary + target bonus (the "Change of Control Termination Payment").

If termination by the Company without "Cause" or by Mr. Correll for "Good Reason" within 180 days prior to the Company's execution of an agreement which, if consummated, would constitute a "Change of Control," then upon consummation of such "Change of Control," severance will include an additional payment equal to the difference between the Change of Control Termination Payment and the Termination Payment.

No tax gross-ups apply to severance payments.

Employment Agreement
Terms consistent with an executive employment agreement of this nature, including:

•  2-year fixed term
•  Compensation terms as outlined above
•  Appropriate non-compete, non-solicit and confidentiality provisions
•  Standard executive benefits package
•  Appropriate definitions of "Cause" and "Good Reason" (with cure provisions)
•  Appropriate definition of "Change of Control"
•  Customary expense reimbursements

On March 17, 2016, MBS entered into an Executive Employment Agreement with Mr. Thomas J. Tharrington, effective as of March 17, 2016.  In connection with entering into the Executive Employment Agreement, Mr. Tharrington was awarded stock options pursuant to the terms of a Stock Option Agreement.

The following is a summary of the employment terms and compensation arrangements for Mr. Tharrington:

Effective Date	March 17, 2016
Position	President of MBS
Annual Base Salary	$300,000
Annual Bonus
Annual Target Bonus Amount: the greater of (i) $150,000 or (ii) 50% of the then effective annual base salary (subject to review each calendar year and possible increase in the sole discretion of the Board)

Annual Bonus Range Expressed as a Percentage of the Target Bonus Amount:  35% threshold and 200% maximum

Bonus Milestones:

50% based on Revenue—80% threshold/120% maximum
50% based on EBITDA—80% threshold/120% maximum

If Company financial statements are restated for a period during which an annual bonus has been paid, Mr. Tharrington shall pay to the Company the difference between the annual bonus in question and the recalculated bonus amount.

Long-Term Incentive Compensation
Stock Options:
Covered Shares:                    500,000 Ordinary Shares
Exercise Price:                        $7.18
Vesting:

       •      50% vest in even annual increments over the nextthree-year period if Mr. Tharrington remainsemployed with the Purchaser as of each respectivevesting date; and
       •      50% vest in even annual increments over the next three-year period if the Purchaser achieves designated revenue and EBITDA targets.

Accelerated vesting as follows:

•     Full acceleration upon Change of Control or termination by reason of disability or death
•     If termination by the Company without "Cause" or by Mr. Tharrington for "Good Reason," award is vested pro-rata as to a number of Covered Shares equal to (a) total number of Covered Shares multiplied by (b)(i) the number of days elapsed between March 17, 2016 and the termination date, plus (ii) ninety days, divided by (c) one thousand ninety-five (1,095) days.
•     No acceleration of vesting for termination of employment by Company for "Cause" or voluntary termination of employment by Mr. Tharrington without "Good Reason."

Severance
If termination by the Company without "Cause" or by Mr. Tharrington for "Good Reason," severance is equal to one times (1x) base salary + target bonus (the "Termination Payment").

If termination by the Company without "Cause" or by Mr. Tharrington for "Good Reason" and termination occurs in connection with or within six (6) months of a "Change of Control", severance is equal to three times (3x) base salary + target bonus (the "Change of Control Termination Payment").

If termination by the Company without "Cause" or by Mr. Tharrington for "Good Reason" within 180 days prior to the Company's execution of an agreement which, if consummated, would constitute a "Change of Control," then upon consummation of such "Change of Control," severance will include an additional payment equal to the difference between the Change of Control Termination Payment and the Termination Payment.

No tax gross-ups apply to severance payments.

Employment Agreement
Terms consistent with an executive employment agreement of this nature, including:

•  2-year fixed term
•  Compensation terms as outlined above
•  Appropriate non-compete, non-solicit and confidentiality provisions
•  Standard executive benefits package
•  Appropriate definitions of "Cause" and "Good Reason" (with cure provisions)
•  Appropriate definition of "Change of Control"
•  Customary expense reimbursements

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired

The required financial statements will be filed on Form 8-K/A as soon as practicable, but not later than 71 calendar days after the date of this Form 8-K.

(b)           Pro Forma Financial Information

The required pro forma financial information will be filed on Form 8-K/A as soon as practicable, but not later than 71 calendar days after the date of this Form 8-K.

(d)           Exhibits

Exhibit
Number                 Description

99.1                      Press release dated March 15, 2016.
99.2                      Press release dated March 17, 2016
99.3                      Press release dated March 15, 2016
99.4                      Transcript of earnings call held on March 15, 2016
___________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Jose Gordo Name: Jose Gordo Title: Chief Financial Officer

Date:   March 21, 2016

EXHIBIT INDEX

Exhibit
Number                 Description

99.1                      Press release dated March 15, 2016.
99.2                      Press release dated March 17, 2016
99.3                      Press release dated March 15, 2016
99.4                      Transcript of earnings call held on March 15, 2016